Exhibit 10.2

AMENDMENT NO.1

TO TERM SHEET

This Amendment No.1 to Term Sheet (the “Amendment”) is entered into as of November 3, 2016, between CHC Group Ltd., as debtor and debtor in possession (“CHC”) and The Milestone Aviation Group Limited (“Milestone”) and amends the Term Sheet dated October 11, 2016 between CHC and Milestone (the “Term Sheet”).

WHEREAS:

CHC and Milestone (together the “Parties”) entered into the Term Sheet. The Parties intend to amend the Term Sheet as set out in Clause 2 herein.

IT IS AGREED as follows:

1.	Definitions

Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Term Sheet.

2.	Amendment

The Parties herein agree that the Term Sheet shall be amended with effect from the date of this Amendment as follows:

The definition of “Qualified Plan Confirmation Order Outside Date” shall be deleted in its entirety and replaced with the following:

“Qualified Plan Confirmation Order Outside Date” shall mean March 17, 2017.

3.	General

3.1	Sections 4.3 (Confidentiality), 4.4 (Miscellaneous) and 4.5 (Governing Law) of the Term Sheet are hereby incorporated by reference into (and made part of) this Amendment as if fully set forth herein and any reference in such sections to “this Term Sheet” shall be read to refer to “this Amendment”.

3.2	No variation of this Amendment shall be effective unless made in writing and signed by or on behalf of the Parties.

3.3	The Term Sheet shall remain in full force and unchanged in relation to any other matters not expressly set out in this Amendment and any reference in the Term Sheet to “this Term Sheet” shall be read and construed as a reference to the Term Sheet as amended by this Amendment.

3.4	The effectiveness of this Amendment is conditioned upon and subject to the approval of the United States Bankruptcy Court for the Northern District of Texas.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment No. 1 to the Term Sheet on the date and year set out above.

THE MILESTONE AVIATION GROUP LIMITED		CHC GROUP LTD.

By:	/s/ Mark England	By:	/s/ Nicolas P. Stable
	Name: Mark England		Name: Nicolas P. Stable
	Title: Assistant Secretary Location: Minerva House 2nd Floor Smimonscourt Road Ballsbridge Dublin 4, Ireland		Title: Vice President

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